                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Check the appropriate box:

/ /  Preliminary Information Statement          / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14c-5(d)(2))
/X/  Definitive Information Statement

                       CAPITAL INVESTMENT OF HAWAII, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

     /X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).

     / /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                       CAPITAL INVESTMENT OF HAWAII, INC.

                            Suite 1700, Makai Tower
                               733 Bishop Street
                            Honolulu, Hawaii  96813
                           Telephone:  (808) 537-3981
                              FAX:  (808) 523-3025


                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 31, 1996


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Capital Investment of Hawaii, Inc., a Hawaii corporation, will be held at the offices of the Company, Suite 1700, Makai Tower, 733 Bishop Street, Honolulu, Hawaii, on Wednesday, January 31, 1996 at 9:30 A.M., Hawaiian Standard Time, for the following purposes:

         1. To elect six directors to serve until the next Annual Stockholders' Meeting or until their successors have been duly elected and qualified.

         2. To elect the auditors.

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only stockholders of record as of the close of business on December 15, 1995 will be entitled to notice of and to vote at such meeting and any adjournments thereof. The stock transfer books will not be closed.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  DEAN T.W. HO
                                  Dean T.W. Ho
                                  Secretary


Dated:  December 15, 1995
Honolulu, Hawaii

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY




                       CAPITAL INVESTMENT OF HAWAII, INC.
                            Suite 1700, Makai Tower
                               733 Bishop Street
                            Honolulu, Hawaii  96813
                           Telephone:  (808) 537-3981
                              FAX:  (808) 523-3025


                             INFORMATION STATEMENT
                            NOTICE OF ANNUAL MEETING

         The Annual Meeting of Stockholders of the Company will be held at 9:30 A.M., Hawaiian Standard Time, on Wednesday, January 31, 1996 at the offices of the Company, Suite 1700, Makai Tower, 733 Bishop Street, Honolulu, Hawaii. The notice of the meeting is enclosed with this information statement.


                                 VOTING RIGHTS

         Only stockholders of record at the close of business on December 15, 1995 are entitled to vote at the meeting. As of December 15, 1995, Capital Investment of Hawaii, Inc. has outstanding 1,032,683 shares of common stock no par value. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The stockholders known to be the beneficial owners of more than 5% of the outstanding voting stock (common stock, no par value) of Capital Investment of Hawaii, Inc., are as follows:

                                                              Amount and
                                                               nature of
                                                              beneficial                Percent
         Name and address of beneficial owner                  ownership               of class
         ------------------------------------                  ---------               --------
         Stuart T.K. Ho, Dean T.W. Ho and
         Karen Ho Hong, Trustees of the
         Chinn Ho Trust                                          246,536                 23.8%
             733 Bishop Street, Suite 1700
             Honolulu, Hawaii 96813

         Stuart T.K. Ho                                          246,536(1)              23.8%
             733 Bishop Street, Suite 1700
             Honolulu, Hawaii 96813

         Dean T.W. Ho                                            225,850(2)              21.9%
             733 Bishop Street, Suite 1700
             Honolulu, Hawaii 96813

         Karen Ho Hong                                           212,425(3)              20.6%
             4976 Poola Street
             Honolulu, Hawaii 96821

         Robin Ho Lee                                             77,250                  7.5%
             977 Longridge Road
             Oakland, California 94610


(1)      Includes:     (a)    sole voting and investment power, 16,813 shares.
                       (b)    shared voting and investment power for 168,650 shares owned by the Chinn Ho Trust, of which Stuart Ho is one of three trustees, and 29,500 shares owned by the Chinn Ho Foundation, of which Stuart Ho is one of four trustees.
                       (c)    10,850 shares owned by Mary L. Ho, spouse, who has sole voting and investment power.
                       (d)    20,723 shares held in IRA account.

(2)      Includes:     (a)    sole voting and investment power, 27,700 shares.
                       (b)    shared voting and investment power for 168,650 shares owned by the Chinn Ho Trust, of which Dean Ho is one of three trustees, and 29,500 shares owned by the Chinn Ho Foundation, of which Dean Ho is one of four trustees.

(3)      Includes:     (a)    sole voting and investment power, 23,875 shares.
                       (b)    shared voting and investment power for 168,650 shares owned by the Chinn Ho Trust, of which Karen Ho
                              Hong is one of three trustees and 14,900 shares held as custodian for sons.
                       (c)    shared voting and investment power for 5,000 shares owned by Karen Ho Hong and Stanley Hong, as
                              Trustees for David Hong.

                             ELECTION OF DIRECTORS


         At the Annual Meeting, six directors of the Company (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of Stockholders or until their respective successors shall be duly elected and qualified. Each of the nominees for director, identified below, is currently a director of the Company. If any of the nominees should be unavailable to serve, other persons shall be designated by the present Board of Directors to serve. In the election of directors, each stockholder shall have the right to vote the number of shares owned by him or her for as many as persons as there are directors to be elected. The six nominees receiving the highest number of votes at the Annual Meeting will be elected.

         Certain information with respect to each nominee is set forth below:

STUART T.K.HO, 60, has been a director of the Company since 1971, Chairman of the Board since 1982, President from 1975 to 1982, Vice President and Secretary from 1966 to 1975. He is also director of Bancorp Hawaii, Inc., College Retirement Equities Fund, Gannett Co., Inc. and Aloha Airgroup, Inc.

DEAN T.W. HO, 57, has been a director since 1981, Vice Chairman since 1988 and
         Secretary since 1991, President from 1982 to 1987, Executive Vice President from 1975 to 1982, and Vice President from 1965 to 1975.

DONALD M. WONG, 77, has been a director since 1974, Senior Vice President since
         1990, Financial Vice President from 1965 to 1990 and Treasurer since 1965.

PEDRO ADA, 65, has been a director since 1971.  Mr. Ada is President of Ada's
         In-corporated, a real estate, insurance agency and investment company in Guam and a director of Bank of Guam.

STANLEY W. HONG, 59, has been a director since 1985. He is a business consultant, formerly Senior Vice President, Business Development, of McCormack Properties, Ltd. and is a director of Central Pacific Bank and First Insurance Co. of Hawaii.

C.B.SUNG, 70, has been a director since 1985.  Mr. Sung is Chairman of Unison
         International and Chief Executive Officer of Unison Pacific Corp., a private investment company.

         There are no standing audit, nominating, compensation or other similar committees of the Company's Board of Directors.

         The Company's Board of Directors held two meetings during the fiscal year ended July 31, 1995 which were attended by all of the directors.

         The Company directors are paid a fee of $400 for each director's meeting attended for the fiscal year ended July 31, 1995. Directors who are not employees of the Company also receive $500 quarterly and are reimbursed expenses incurred in attending meetings of the board.

         Stockholders will have cumulative voting rights if and only if not less than 48 hours prior to the time fixed for the Annual Meeting a stockholder of record delivers to the Company's president, vice president, secretary or treasurer, a written request that the Company's directors be elected by cumulative voting.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the number of shares of common stock of the Company reported to the Company as of July 31, 1995, to be beneficially owned by each nominee for director, each continuing director, the chief executive officer, and other executive officers, and all of such persons as a group.

                                                                   BENEFICIAL OWNERSHIP
                                                            ----------------------------------
                                                                                 Percentage of
                                                            No. of Shares           Class
                                                            -------------           -----
         Stuart T.K. Ho                                      246,536(1)             23.8%
             733 Bishop Street, Suite 1700
             Honolulu, Hawaii 96813

         Dean T.W. Ho                                        225,850(2)             21.9%
             733 Bishop Street, Suite 1700
             Honolulu, Hawaii 96813

         Donald M. Wong                                       39,750(3)              3.8%
             4440 Malia Street
             Honolulu, Hawaii 96821

         Pedro Ada                                             5,444                  *
             P.O. Box AP
             Agana, Guam 96910

         Stanley W. Hong                                           0(4)               *
             4976 Poola Street
             Honolulu, Hawaii 96821

         C.B. Sung                                                 0                  *
             651 Gateway Boulevard, Suite 880
             South San Francisco, California 94080

         All Directors and Officers of the Company
             (9 Persons)                                     279,007                27.0%

   (1) Includes 168,650 shares owned by Chinn Ho Trust of which Stuart Ho is one of three trustees, 29,500 shares owned by Chinn Ho Foundation of which Stuart Ho is one of four trustees, 10,850 shares owned by Spouse, 4,680 shares held by Dean Witter Reynolds Inc., IRA account, and 16,043 shares, held by Bank of Hawaii, IRA account.

   (2) Includes 168,650 shares owned by Chinn Ho Trust of which Dean Ho is one of three trustees, and 29,500 shares owned by Chinn Ho Foundation of which Dean Ho is one of four trustees.

   (3) Includes 29,500 shares owned by Chinn Ho Foundation of which Donald M. Wong is one of four trustees.

   (4) Does not include 5,000 shares owned by Karen Ho Hong and Stanley Hong, as Trustees for David Hong.

   (*)   Less than 1%

                            EXECUTIVE COMPENSATION


         The following table shows the compensation for the year ended July 31, 1995, 1994 and 1993 for (a) the Chairman of the Board and President, and (b) all executive officers of the Company whose annual compensation exceeds $100,000.

                          SUMMARY  COMPENSATION  TABLE


                                                                                  Long-Term Compensation
                                                                     -----------------------------------------------
                                         Annual compensation                Awards                     Payouts
                                         -------------------         ---------------------      --------------------
           (a)              (b)      (c)        (d)        (e)         (f)           (g)         (h)          (i)
                                                          Other                                               All
                                                          annual     Restricted                               other
                                                          compen-      stock                     LTIP        compen-
        Name and                    Salary     Bonus      sation      award(s)      Option/     Payouts      sation
   principal position       Year     ($)        ($)        ($)          ($)         SARs(#)       ($)          ($)
   ------------------       ----     ---        ---        ---          ---         -------       ---        -------
STUART T.K. HO
 Chairman of the
 Board and
 President                  1995     147,839     -          -            -            -            -            -
                            1994     152,004     -          -            -            -            -            -
                            1993     158,798     -          -            -            -            -            -

 JAMES GROEBE
 Latipac Fine
 Foods President
 SCEO                       1995      13,125     -          -            -            -            -            -
                            1994     108,520     -          -            -            -            -            -
                            1993     104,288     -          -            -            -            -            -





Deferred Compensation

The Company has a deferred compensation agreement under which the Company is obligated to pay $5,000 each month for 120 consecutive months to the spouse of the late Mr. Chinn Ho, the former chairman of the Executive Committee. The Company commenced monthly payments in accordance with the deferred compensation
agreement to Mrs. Chinn Ho in November 1989.   The accrued obligation as of
July 31, 1995 and 1994 amounted to $209,777 and 256,705 and is included in the consolidated balance sheet as other payables.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         During fiscal year 1995, the Company borrowed $100,000 from certain officers of the Company and $250,000 from a stockholder of the Company through unsecured short-term notes. As of July 31, 1995, the balances of these short-term notes were $105,000 and $0 due officers and a stockholder, respectively.

         The Company had entered into loan participation agreements in fiscal year 1994 which provided that the Company sell, without recourse, to participants an undivided participating interest in the loan to LSR, Inc. Included in the total participant's share of the loan commitment amounting to $1,562,620 at July 31, 1995, was $1,090,200 contributed by an officer and a director of the Company and an officer of a subsidiary of the Company.


                             SELECTION OF AUDITORS

         The Board of Directors recommends that the stockholders ratify the selection of KPMG Peat Marwick, certified public accountants, as Capital Investment of Hawaii, Inc.'s independent auditors for the year ending July 31, 1996. The Company expects that representatives of KPMG Peat Marwick will be present at the meeting. They will be afforded the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

         There were no changes in accountants nor disagreements on accounting or financial disclosure matters for the years ended July 31, 1995 and 1994.


                              FINANCIAL STATEMENTS

         The Annual Report of the Company for the year ended July 31, 1995, including audited financial statements, is being furnished herewith.


                                 OTHER MATTERS

         The management of Capital Investment of Hawaii, Inc. knows of no other matter that may come before the meeting.


                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  DEAN T.W. HO

                                  DEAN T.W. Ho
                                  Secretary


December 15, 1995
Honolulu, Hawaii